UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2011
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P.A.M. TRANSPORTATION SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2011, the Annual Meeting of Stockholders of P.A.M. Transportation Services, Inc. (“the Company”) was held, at which meeting eight directors were elected to serve as the Board of Directors until the next Annual Meeting of Stockholders, the compensation of the named executive officers of the Company for 2010 was approved, a voting period of every three years was recommended for the advisory vote on named executive officer compensation, and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2011 was ratified. Final vote tabulations are indicated below:

(1)      Election of eight director nominees to serve until the date of the next annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Frederick P. Calderone	6,334,445	1,589,460	1,008,657
Frank L. Conner	7,882,489	41,416	1,008,657
Daniel H. Cushman	6,930,483	993,422	1,008,657
W. Scott Davis	7,882,489	41,416	1,008,657
Manuel J. Moroun	6,202,840	1,721,065	1,008,657
Matthew T. Moroun	6,319,669	1,604,236	1,008,657
Daniel C. Sullivan	7,881,829	42,076	1,008,657
Charles F. Wilkins	7,893,579	30,326	1,008,657

(2)      Proposal to approve, by an advisory vote, executive compensation for 2010:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,903,727	19,916	262	1,008,657

(3)      Proposal to recommend, by an advisory vote, the frequency of future advisory votes on executive compensation:

Every Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,371,410	1,500	5,550,375	620	1,008,657

Based on the results of this advisory vote, which was consistent with the Company’s Board of Directors recommendation, the Company will include an advisory shareholder vote on the executive compensation in its proxy materials every three years.

(4)      Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,932,151	261	150	0

Abstentions and broker non-votes were included in the calculation of the number of shares considered to be represented at the meeting, but were not included as votes cast on a proposal.  Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: June 1, 2011	By:	/s/ Daniel H. Cushman
Daniel H. Cushman President and Chief Executive Officer